                        FORM OF ASSET TRANSFER AGREEMENT



          This ASSET TRANSFER AGREEMENT (the "Agreement"), dated as of
August ___, 1997, is made by and between ______________________________________,
("Transferor"), and PAN PACIFIC RETAIL PROPERTIES, INC., a Maryland corporation ("Transferee").

                                    RECITALS

          A. Transferor is the owner of certain real property in the State of ____________, commonly known as "______________" (hereinafter, the "Property").

          B. For purposes of this Agreement, the term "Assets" shall mean all of Transferor's right, title and interest in and to the business, properties, assets and rights of any kind, whether tangible or intangible, real or personal, including, without limitation, (i) those assets relating to, or used or useful in connection with, the Property, (ii) all of Transferor's right, title and interest in the Property itself, (iii) all personal property relating thereto and/or used in the operation thereof (the "Personal Property"), and (iv) all leases and other occupancy agreements of the Property, or any portion thereof (collectively, the "Leases"), but EXCLUDING any and all net operating loss carryforwards held by Transferor.

          C. For purposes of this Agreement, the term "Liabilities" shall mean any direct or indirect liability, indebtedness, obligation, commitment, expense, claim, deficiency, guaranty or endorsement of or by Transferor of any type, whether accrued, absolute, contingent, matured, unmatured or otherwise.

          D. Upon the terms and subject to the conditions of this Agreement, Transferor desires to transfer and assign to Transferee all of the Assets and Liabilities in exchange for ____ shares of common stock par value $.01 (the "Stock") of Transferee, and Transferee desires to accept all of the Assets and assume all of Transferor's Liabilities.

                                    AGREEMENT

          NOW THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

          1. TRANSFER OF ASSETS. Upon the terms and subject to the conditions herein, at the Closing (as defined below), Transferor will sell, convey, transfer, assign and deliver to Transferee, and Transferee will acquire from Transferor, the Assets.

          2. ASSUMPTION OF LIABILITIES. Upon the terms and subject to the conditions contained herein, at the Closing, Transferee shall assume all of the Liabilities of Transferor.

          3. STOCK CONSIDERATION. At the Closing, upon the terms and subject to the conditions set forth herein, Transferee shall deliver to Transferor, for the sale, transfer, assignment, conveyance and delivery of the Assets provided for in Paragraph 1 above, the Stock.

          4. CLOSING. The Closing of the transactions contemplated herein (the "Closing") shall be held at 9:00 a.m. local time on August ___, 1997 or at such other time as is mutually agreed upon by the parties hereto (the "Closing Date") at the offices of Pan Pacific Development (U.S.) Inc., 1631-B South Melrose Drive, Vista, California, unless the parties hereto otherwise agree.

          5.   CONVEYANCE AT CLOSING.  To effect the transfer referred to in
Section 1 hereof, Transferor will, at the Closing, execute and deliver to
Transferee:

               (a) one or more Deeds, in the form attached hereto as EXHIBIT A, conveying good and marketable fee simple title to the Property to Transferee or its designee;

               (b) one or more Bills of Sale and Assignment, in the form attached hereto as EXHIBIT B, conveying all of Transferor's Personal Property included in the Assets;

               (c) an Assignment of Leases in the form attached hereto as EXHIBIT C, assigning to Transferee all of Transferor's interest in the Leases with respect to all of the Leases;

               (d)  all cash and cash equivalents of Transferor;

               (e) any and all security deposits held by Transferor in connection with the Leases; and

               (f) such other instruments as shall be requested by Transferee to vest in Transferee title in and to the Assets in accordance with the provisions hereof.

          6. FURTHER DOCUMENTS AND ACTS. Each of the parties hereto agrees to cooperate in good faith with each other, and to execute and deliver such further documents and to perform such other acts as may be reasonably necessary or appropriate to consummate and carry into effect the transactions contemplated under this Agreement.




                            [Signature Page Follows]

          IN WITNESS WHEREOF, the parties have executed this instrument as of the date first set above.


"TRANSFEROR"                                 "TRANSFEREE"

                                             PAN PACIFIC RETAIL PROPERTIES,
                                             INC., a Maryland corporation


By:                                          By:
     -----------------------------------          ------------------------------
     Name:                                        Stuart A. Tanz
     Title:                                       Chief Executive Officer and
                                                    President




                                             By:
                                                  ------------------------------
                                                  David L. Adlard
                                                  Secretary

                                    EXHIBIT A

                                  FORM OF DEED

                                    EXHIBIT B


                           BILL OF SALE AND ASSIGNMENT

          THIS BILL OF SALE AND ASSIGNMENT (the "Bill of Sale and Assignment") is made as of this ____ day of August, 1997, by and between __________________, ("Transferor"), and PAN PACIFIC RETAIL PROPERTIES, INC., a Maryland corporation ("Transferee"). All capitalized terms used herein but not specifically defined herein shall have the meanings given to such terms in that certain Asset Transfer Agreement dated of even date herewith (the "Agreement"), by and between Transferor and Transferee.

                                    RECITALS

          A. Transferor is the owner of certain real property located in the State of ______, commonly known as "______________" (hereinafter, the "Property"). Transferor is also the owner of certain Personal Property (as defined below) relating to or used in connection with the Property.

          B. Pursuant to the Agreement, Transferor desires to transfer and assign to Transferee and Transferee desires to accept all of Transferor's right, title and interest in and to the Property and any Personal Property.

          C. In order to perfect the transfer and vesting of the Personal Property to and in Transferee and in order that Transferee shall be in possession of an instrument evidencing the same, as set forth more fully herein and in the Agreement, Transferor and Transferee have made this Bill of Sale and Assignment.

          NOW, THEREFORE, for good and valuable consideration, the receipt of sufficiency of which are hereby acknowledged, Transferor and Transferee hereby agree as follows:

          1. TRANSFER AND ASSIGNMENT OF PERSONAL PROPERTY. Effective as of the date hereof, Transferor hereby grants, assigns, transfers, conveys and delivers to Transferee, absolutely and unconditionally, all right, title and interest of Transferor, if any, in and to any and all personal property of every kind and nature located at, upon or about, or affixed or attached to, or installed in the Property, or used or to be used in connection with or incorporated into or otherwise relating to the Property or its ownership, operation, leasing, use or development (collectively, the "Personal Property"). Without limiting the generality of the foregoing, the Personal Property shall include the following:

               a. all equipment, machinery, fixtures, and other items of personal property, including all components thereof located in, on or used in connection with and permanently affixed to or incorporated into the Property, including all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste, disposal, air-cooling, and air-conditioning systems, apparatus, sprinkler systems, fire and theft protection equipment, and built-in oxygen and vacuum systems, to the extent any such items are not transferred to Transferee pursuant to the Deed (as defined in the Agreement) being executed and delivered by Transferor to Transferee concurrently herewith;

               b. all furniture, furnishings, movable walls or partitions, computers, trade fixtures or other tangible personal property (other than consumable inventory and supplies), used or useful in the business conducted at the Property, including all replacements, modifications, alterations, additions and substitutes therefor, in each case to the extent owed by Transferor; and

               c. any and all licenses and permits, blueprints, plans and specifications (including final and complete "as builts"), maps, plats, surveys, drawings, guaranties, letters of credit, warranties, development agreements and other rights issued, made, received or given in connection with the ownership, operation, leasing, use and/or development of the Property.

The foregoing listing of specific rights or property shall not be interpreted to limit the generality or all-encompassing nature of this Bill of Sale and Assignment.

          2    ACCEPTANCE.  Except as otherwise provided in the Agreement,
Transferee hereby accepts the foregoing transfer and assignment of Personal Property and agrees to assume and keep, perform and fulfill all obligations of Transferor, if any, with respect to the Personal Property.

          3. FURTHER ASSURANCES. Transferor transfers the Personal Property to Transferee, its successor and assigns, to have and hold to and for its and their own use and benefit forever. Transferor, for itself and its successors and assigns, hereby covenants that, from time to time after the date hereof, at Transferee's request and without further consideration, Transferor shall execute and deliver such other instruments of conveyance and transfer and take such other actions as Transferee reasonably may require to vest more effectively the Personal Property in Transferee, its successors and assigns, and to place Transferee in possession of the Personal Property, and to do all other things and execute and deliver all other instruments and documents as may be required to effect the same.

          4. ENFORCEMENT. In the event of any action or suit by either party hereto against the other arising from or interpreting this Bill of Sale and Assignment, the prevailing party in such action or suit shall, in addition to such other relief as may be granted, be entitled to recover its costs of suit and actual attorneys' fees, whether or not the same proceeds to final judgment.

          5. SUCCESSORS AND ASSIGNS. This Bill of Sale and Assignment shall be binding upon and inure to the benefit of Transferor and Transferee and their respective successors and assigns.

          6. COUNTERPARTS. This Bill of Sale and Assignment may be executed in multiple counterparts, all of which shall be but one and the same instrument, binding on all parties when all separately executed copies have been fully delivered.

          7. GOVERNING LAW. This Bill of Sale and Assignment shall be construed and enforced according to and governed by the laws of the State of __________________.

          IN WITNESS WHEREOF, Transferor and Transferee have executed this Bill of Sale and Assignment as of the date first written above.


"TRANSFEROR"                                 TRANSFEREE:

                                             PAN PACIFIC RETAIL PROPERTIES,
                                             INC., a Maryland corporation



By:                                          By:
     ------------------------------               -----------------------------
     Name:                                        Stuart A. Tanz
     Title:                                       Chief Executive Officer and
                                                    President



                                             By:
                                                  -----------------------------
                                                  David L. Adlard
                                                  Secretary

                                    EXHIBIT C


RECORDING REQUIRED BY AND
WHEN RECORDED MAIL TO:

Mark W. Seneca, Esq.
Latham & Watkins
650 Town Center Drive
Twentieth Floor
Costa Mesa, CA 92626-1925

--------------------------------------------------------------------------------
                                      (SPACE ABOVE THIS LINE FOR RECORDER'S USE)

                              ASSIGNMENT OF LEASES

          FOR A VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, _______________________________________, hereinafter referred to as "ASSIGNOR," does hereby assign, set over and transfer to Pan Pacific Retail Properties, Inc., a Maryland corporation, hereinafter referred to as "ASSIGNEE," all right, title and interest in and to the Leases, as that term is defined in that certain Asset Transfer Agreement dated as of August ___, 1997, between Assignor as Transferor and Assignee as Transferee, pertaining to the property commonly known as "_____________________" and more particularly described on EXHIBIT "A" attached hereto and made a part hereof, and any and all amendments thereto.


          Assignee hereby accepts the foregoing assignment and assumes the obligations to be performed by Assignor by reason of such Leases.


                            [Signature Page Follows)

                                 SIGNATURE PAGE
                                       TO
                              ASSIGNMENT OF LEASES



ASSIGNOR:                                    ASSIGNEE:

                                             PAN PACIFIC RETAIL PROPERTIES,
                                             INC., a Maryland corporation



By:                                          By:
     ------------------------------               -----------------------------
     Name:                                        Stuart A. Tanz
     Title:                                       Chief Executive Officer and
                                                    President





                                             By:
                                                  -----------------------------
                                                  David L. Adlard
                                                  Secretary


                                             Dated:
                                                    ---------------------------


                                       C-2